                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /        Preliminary Proxy Statement                                   Confidential, for Use of the
/X/        Definitive Proxy Statement                                    Commission Only (as permitted
/ /        Definitive Additional Materials                                        by Rule 14a-6(e)(2)) / /
/ /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           CommerceFirst Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): /X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2.       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4.       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5.       Total Fee Paid:

                  --------------------------------------------------------------


/ /      Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:


         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

                           COMMERCEFIRST BANCORP, INC.
                           1804 WEST STREET, SUITE 200
                            ANNAPOLIS, MARYLAND 21401


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 2005

TO THE SHAREHOLDERS OF COMMERCEFIRST BANCORP, INC.:

         The Annual Meeting of Shareholders of CommerceFirst Bancorp, Inc. (the "Company"), will be held at

                               CommerceFirst Bank
                           1804 West Street, Suite 200
                               Annapolis, Maryland

on Wednesday, April 20, 2005 at 2:00 P.M. for the following purposes:

         1. To elect three (3) directors to serve until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To ratify the appointment of Trice Geary & Myers LLC as the auditors for the Company; and

         3. To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareholders of record as of the close of business on March 16, 2005 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                      By Order of the Board of Directors



                                      Candace M. Springmann, Corporate Secretary



March 21, 2005





         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER IN ORDER TO VOTE IN PERSON AT THE MEETING.

                           COMMERCEFIRST BANCORP, INC.
                           1804 WEST STREET, SUITE 200
                            ANNAPOLIS, MARYLAND 21401

                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                         ------------------------------


                                  INTRODUCTION

         This Proxy Statement is being sent to shareholders of CommerceFirst Bancorp, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders, to be held at 2:00 P.M. on April 20, 2005, and at any adjournment or postponement of the meeting. The purposes of the meeting are:

                  1. electing three (3) directors to serve until the 2008 Annual
                     Meeting of Shareholders and until their successors are duly elected and qualified;

                  2. ratifying the appointment of Trice Geary & Myers LLC as the auditors for the Company; and

                  3. transacting any other business that may properly come
                     before the meeting or any adjournment or postponement of the meeting.

         The meeting will be held at:

                               CommerceFirst Bank
                           1804 West Street, Suite 200
                               Annapolis, Maryland

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 21, 2005. A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2004, which includes our audited financial statements, also accompanies this proxy statement.

         The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or its subsidiary, CommerceFirst Bank (the "Bank"), who will not receive any special compensation for their services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 16, 2005 (the "Record Date"), will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. On that date, the Company had 1,803,583 shares of common stock, par value $.01 per share (the "common stock") outstanding, held by approximately 329 shareholders of record. The common stock is the only class of the Company's stock of which shares are outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the meeting.

PROXIES

         Properly executed proxies received by the Company in time to be voted at the meeting will be voted as specified by shareholders. In the absence of specific instructions, proxies received will be voted FOR the election of the nominees for election as directors and FOR the ratification of the appointment of Trice Geary & Myers LLC as the auditors for the Company. Management does not know of any matters that will be brought before the meeting, other than as described in this proxy statement. If other matters are properly brought before the meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of common stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the meeting:

         o        by granting a later proxy with respect to the same shares;
         o by sending written notice to Candace M. Springmann, Corporate Secretary of the Company, at the address noted above, at any time prior to the proxy being voted; or
         o        by voting in person at the meeting.

         Attendance at the meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning the number and percentage of whole shares of the Company's common stock beneficially owned by its directors, executive officers whose compensation is disclosed, and by its directors and all executive officers as a group, as of March 4, 2005, as well as information regarding each other person known by the Company to own in excess of five percent of the outstanding common stock. Except as set forth below, the Company knows of no other person or persons, who beneficially own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.


                                                        NUMBER OF SHARES           PERCENTAGE OF CLASS
NAME                                                   BENEFICIALLY OWNED         BENEFICIALLY OWNED (1)
-------------------------------------------------    ------------------------    -------------------------
Milton D. Jernigan, II                                      43,558  (2)                   2.40%
Alvin R. Maier                                             109,492  (3)                   6.01%
9115 A Bursa Road
Laurel, MD 20723
Richard J. Morgan                                           24,565  (4)                   1.35%
Lamont Thomas                                               38,264  (5)                   2.10%
John J. Barron                                              13,000                        0.72%
Edward B. Howlin, Jr.                                      171,480  (6)                   9.40%
2880 Dunkirk Way
Dunkirk, MD 20754
Charles L. Hurtt, Jr., CPA                                   7,559                        0.42%
Robert R. Mitchell                                          32,864  (7)                   1.81%
John A. Richardson, Sr.                                     38,964  (8)                   2.15%

All directors and executive officers as a group
(9 persons)                                                479,746  (9)                  25.25%


(1) Represents percentage of 1,803,583 shares issued and outstanding as of March 5, 2005, except with respect to individuals holding options or warrants to acquire common stock exercisable within sixty days of March 5, 2005, in which event represents percentage of shares issued and outstanding as of March 5, 2005 plus the number of such options or warrants held by such person, and all directors and officers as a group, which represents percentage of shares outstanding as of March 5, 2005 plus the number of such options and warrants held by all such persons as a group.
(2) Includes warrants to purchase 8,876 shares and options to purchase 2,500 shares.
(3) Includes warrants to purchase 16,965 shares. Excludes 500 shares held by Mr. Maier's spouse.
(4) Includes warrants to purchase 6,072 shares and options to purchase 10,000 shares.
(5) Includes warrants to purchase 8,124 shares and options to purchase 7,500 shares. Excludes 400 shares held by Mr. Thomas' spouse.
(6)      Includes warrants to purchase 20,320 shares.
(7)      Includes warrants to purchase 8,064 shares.
(8)      Includes warrants to purchase 8,064 shares.
(9) Includes warrants to purchase 76,485 shares and options to purchase 20,000 shares.

                              ELECTION OF DIRECTORS

         The size of the Company's Board of Directors is currently set at nine
(9) directors, divided into three classes, one of which is elected each year. The Board of Directors has nominated three (3) persons for election as director at the meeting, for a three year term until the 2008 Annual Meeting of Shareholders and until their successors have been elected and qualified. Each of the nominees for election as a director currently serves as a member of the Board of Directors. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the persons named as proxies. The Board of Directors has determined that each director other than Mr. Jernigan, Mr. Morgan, and Mr. Thomas is an "independent director" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD").

         Vote Required and Board Recommendation. Nominees receiving a plurality of the votes cast at the meeting in the election of directors will be elected as director, in the order of the number of votes received. Members of the Board of Directors of the Company having the power to vote or direct the voting of 383,261 shares of common stock, or approximately 21.25% of the shares of common stock outstanding on the Record Date, have indicated their intention to vote "FOR" the election of all of the nominees for election as director. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information as of the Record Date concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the nominees has served as a director of the Bank since its organization.

         Milton D. Jernigan, II. Mr. Jernigan, 50, an attorney engaged in private practice since 1982, is a co-founder and co-managing principal of the law firm of McNamee, Hosea, Jernigan, Kim, Greenan & Walker, P.A. He is the Resident Principal-in-Charge of the firm's Annapolis office. Mr. Jernigan was one of the founding organizers and members of the Board of Directors of the former Commerce Bank in College Park, Maryland. He served as General Counsel to Commerce Bank from its organization in 1989 until its acquisition by MainStreet BankGroup (now a part of BB&T Corporation) in December 1997. Mr. Jernigan is a resident of Annapolis, Maryland and is active in local chambers of commerce, service and civic organizations, including serving on the Board of Directors of the Annapolis and Anne Arundel County Chamber of Commerce and the Board of Trustees of the Anne Arundel County Bar Association. Mr. Jernigan has been a director of the Company since its organization.

         John J. Barron. Mr. Barron, 59, is President of O'Neil Pools & Spas, a leading custom pool and spa design and build firm in Annapolis. From 1994 to 1999, he was Vice President of Business Development and Logistics at Day-Timers, Inc., a subsidiary of Fortune Brands, Inc. and provider of time management and organizational solutions. From 1985 to 1994, Mr. Barron served first as Senior Vice President - Operations and later as Senior Vice President - Manufacturing of ACCO USA, Inc., a leading global supplier of office products including such premier brands as Day-Timer, Swingline and ACCO. Mr. Barron is a resident of Anne Arundel County. Mr. Barron has been as a director of the Company since October 2003.

         John A. Richardson, Sr. Mr. Richardson, 61, until his retirement in April 2000 was President of Branch Electric Supply Company, a position he had held since 1968. Mr. Richardson is also the President of Crofton Bowling Center and is a partner in numerous real estate investment partnerships located throughout Anne Arundel and Prince George's Counties and continues to work as a consultant and manages real estate. Mr. Richardson is a member of the National Bowling Proprietors Association. Mr. Richardson is a resident of Anne Arundel County. Mr. Richardson has been a director of the Company since October 2003.

CONTINUING DIRECTORS OF THE COMPANY

         Set forth below is certain information as of the Record Date concerning the continuing directors of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the continuing directors of the Company has served as a director of the Bank since its organization.

         Alvin R. Maier. Mr. Maier, 71, a private investor, until his retirement in 2001 was engaged in the business of manufacturing and selling building supplies as President of Ernest Maier, Inc. Mr. Maier had been a corporate officer of Ernest Maier, Inc. since 1955. Mr. Maier was one of the original organizers and directors of Commerce Bank and its Chairman. Mr. Maier is a resident of Anne Arundel County and is active in several local service and civic organizations, including Rotary International in which he has a 34-year perfect attendance record. Mr. Maier has been a director of the Company since its organization.

         Richard J. Morgan. Mr. Morgan, 57, is President and Chief Executive Officer of CommerceFirst Bank and CommerceFirst Bancorp. From 1997 until July 1999, he was a cabinet level advisor to the Anne Arundel County Executive on issues relating to the economy and economic development, and was President and Chief Executive Officer of Anne Arundel Economic Development Corporation. From 1990 to 1997, Mr. Morgan served as President and Chief Executive Officer of Annapolis National Bank. He has over 30 years of banking and financial management experience. He held leadership roles in commercial lending at Marine Midland Bank (now HSBC) from 1970 though 1977 and with Maryland National Bank (now Bank of America) from 1977 to 1982. He held the positions of Chief Financial Officer of Phillips Corporation and Toddson Corporation from 1982 to 1990. He has served on numerous community boards, commissions and community service groups, including as Board member and Assistant Treasurer of the Anne Arundel Medical Center; Board member and Chair of United Way of Anne Arundel County; Board and Executive Committee 2004 and 2005 Chair of the Annapolis and Anne Arundel Chamber of Commerce and Chair of the Chamber's Economic Development Committee; member of the State of Maryland's Revitalization Loan Committee; Treasurer and member of the Executive Committee of the Maryland Economic Development Association; Board member of the Anne Arundel Community College Foundation; and Board member of Leadership Anne Arundel and Chair for the Executive Leadership Program. Mr. Morgan is a resident of Anne Arundel County. Mr. Morgan has been a director of the Company since its organization.

         Lamont Thomas. Mr. Thomas, 64, is Executive Vice President and Chief Operating and Financial Officer of CommerceFirst Bank and CommerceFirst Bancorp. From 1989 through 1999, he served as Executive Vice President and Treasurer (chief operating and financial officer) and as a director of Commerce Bank. From 1976 through 1989, Mr. Thomas managed numerous corporate functions of Citizens Bank of Maryland, a then $1.8 billion commercial bank in the Washington D.C. area. Mr. Thomas is a resident of Howard County. Mr. Thomas has been a director of the Company since its organization.

         Edward B. Howlin, Jr. Mr. Howlin, 68, is the Chairman and Chief Executive Officer of Howlin Realty Management, Inc., a real estate holding, management and development firm, and of Edward B. Howlin, Inc., a management and holding company, and of its subsidiary companies, Dunkirk Supply, Inc. and Howlin Concrete, Inc. In addition to real estate management and development, the Howlin companies construct residential subdivisions and design, manufacture and sell construction components, systems and supplies to various commercial, residential and government projects, primarily in Southern Maryland. Mr. Howlin is a resident of Anne Arundel County. Mr. Howlin has been a director of the Company since its organization.

         Charles L. Hurtt, Jr., CPA. Mr. Hurtt, 58, is the founder and President of Charles L. Hurtt, Jr., P.A., a certified public accounting firm located in Pasadena, Maryland. Mr. Hurtt has been involved in several charitable and civic organizations, including organizations involved in youth programs in Prince George's County. Mr. Hurtt is also active in several professional associations, including the Maryland Society of Accountants, the National Society of Accountants and the Maryland Association of Certified Public Accountants. Mr. Hurtt is a resident of Anne Arundel County. Mr. Hurtt has been a director of the Company since October 2003.

         Robert R. Mitchell. Mr. Mitchell, 62, is currently retired. He was the President of Mitchell Business Equipment, Inc., with which he served for over 20 years until its sale in 1988. Mr. Mitchell was one of the original organizers and directors of Commerce Bank. Mr. Mitchell is active in local service and civic organizations, including membership in Rotary International for 20 years, service on the Prince George's Salvation Army Local Board for 15 years and membership in the Anne Arundel Junior Golf Association for six years. Mr. Mitchell has been a director of the Company since October 2003.

ELECTION OF DIRECTORS OF THE BANK

         If elected, the nominees for election as directors intend to vote for each of the directors of the Company and the following persons to serve as directors of the Bank, each of whom currently serves as a director of the Bank.

NAME                                      AGE    PRINCIPAL OCCUPATION AND EXPERIENCE
----                                      ---    -----------------------------------
Wilfred T. Azar, III                      43     President and Chief Executive Officer of Empire Corporation, a
                                                 commercial real estate management, development and holding company. President of Pony Express, Inc, a document storage and services business. Director of Annapolis National Bank
                                                 (1992-1998).
William F. Chesley                        61     President of William F. Chesley Real Estate, Inc., Dee
                                                 Corporation, Enterprise Office Park, Inc., and Ridgley Builders,
                                                 Inc., and managing member of Builder's Advantage, LLC. These companies are engaged in residential and commercial real estate sales, management and development.
Charles F. Delavan                        58     Attorney with the firm of Blumenthal, Delavan & Williams, P.A.
Gregory A. Gray                           47     President of Eastern Waterproofing & Restoration Co., Inc., a
                                                 contracting firm that specializes in concrete and masonry
                                                 restoration.
Milton D. Jernigan, Sr.                   75     Retired. Until 1996, he was Chairman and President of AAA
                                                 Rentals, Inc. and AAA Tools, Inc., equipment and party supplies rental and sale businesses. Director of Commerce Bank (1989 -
                                                 1997). Mr. Jernigan, Sr. is the father of Mr. Jernigan, II.
Nicholas J. Marino                        51     President of Marino Transportation Services, LLC, a
                                                 transportation and shipping logistics company.
Michael J. Miller                         47     Vice President of Concrete General, Inc. and Tri M Leasing Corp.,
                                                 Managing Member of Airpark North, LLC and a partner of Tri M
                                                 Properties. These companies are engaged in road construction, equipment leasing, and real estate development and ownership.
Don E Riddle, Jr.                         56     President of Homestead Gardens, Inc., the largest enclosed garden center in the Baltimore and Washington, D.C. metropolitan areas.
George C. Shenk, Jr.                      52     President of Whitmore Printing and Imaging, Inc., a commercial printing company.
Dale R. Watson                            50     President of Alpha Engineering Associates, Inc., a computer consulting company.
Jerome A. Watts                           62     Owner of Plan Management, a supplier of insurance and employee benefit plans. Director of Commerce Bank (1989 -1997).

COMMITTEES, MEETINGS AND PROCEDURES OF THE BOARD OF DIRECTORS

         Meetings. The Board of Directors of the Company met six (6) times during 2004. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2004 fiscal year or any portion thereof, except Mr. Hurtt, who attended 70% of the such meetings, including all meetings of the Audit Committee.

         Audit Committee. The Board of Directors has a standing Audit Committee. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and the evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors. The Audit Committee is currently comprised of Mr. Hurtt (Chairman) and Messrs. Barron, Mitchell and Richardson. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the NASD for audit committee members in Rule 4350(d)(2)(A). The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. During the 2004 fiscal year, the Audit Committee met four times. The Board of Directors has determined that Mr. Hurtt is an "audit committee financial expert" as defined under regulations of the Securities and Exchange Commission.

         The audit committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law. Pre-approval is required unless a "de minimus" exception is met. To qualify for the "de minimus" exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee.

         Nominations. During 2004, the Board of Directors did not have a standing nominating committee, the functions of which were performed by the full Board of Directors. A standing nominating committee, consisting of all of the members of the Board of Directors who are "independent directors" within the meaning of NASD Rule 4200(a)(15), was established in February 2005. The nominating committee will be responsible in the future for the evaluation of nominees for election as director, the nomination of director candidates for election by the shareholders and evaluation of sitting directors. The Board of Directors has adopted a charter addressing the nominations process. A copy of the charter is attached as Exhibit B to this proxy statement.

         The Board has not developed a formal policy for the identification or evaluation of nominees. In general, when the Board determines that expansion of the Board or replacement of a director is necessary or appropriate, the nominating committee will review, through candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee would review any special expertise, for example, expertise that qualifies a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience. To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

         The nominating committee will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated based on the same criteria described above. Shareholders desiring to suggest a candidate for consideration should send a letter to the Company's Secretary and include:
(a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

         Because of the limited resources of the Company and the limited opportunity to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

         Compensation. The Company does not have a standing compensation committee. Compensation determinations for the Company's executive officers are made by the members of the Board of Directors who are independent within the meaning of NASD Rule 4200(a)(15).

         Shareholder Communications. Company shareholders who wish to communicate with the Board of Directors or an individual director may write to CommerceFirst Bancorp, Inc., 1804 West Street, Suite 200, Annapolis, Maryland 21401, Attention: Candace M. Springmann, Corporate Secretary. Your letter should indicate that you are a shareholder, and whether you own your shares in street name. Depending on the subject matter, management will: (a) forward the communication to the director or directors to whom it is addressed; (b) handle the inquiry directly or delegate it to appropriate employees, such as where the communication is a request for information, a stock related matter, or a matter related to ordinary course matters in the conduct of the Company's banking business; or (c) not forward the communication where it is primarily commercial or political in nature, or where it relates to an improper, frivolous or irrelevant topic. Communications which are not forwarded will be retained until the next Board meeting, where they will be available to all directors. There is no assurance that all communications will receive a response.

         Director Attendance at the Annual Meeting. The Board believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for the Company and to provide an opportunity for shareholders to communicate any concerns to them. Accordingly, it is the policy of the Company to encourage all directors to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters. Six of the Company's nine directors attended the 2004 annual meeting of shareholders.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-K;

         (2) discussed with Trice Geary & Myers LLC, the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from, Trice Geary & Myers LLC as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Trice Geary & Myers, LLC its independence.

         Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2004. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Trice Geary & Myers LLC is compatible with the auditor's independence.

                         Members of the Audit Committee

                         Charles L. Hurtt, Jr. CPA (Chairman)
                         John J. Barron
                         Robert R. Mitchell
                         John A. Richardson, Sr.

DIRECTORS' COMPENSATION

         Directors of the Company and Bank did not receive compensation for membership on the Board or attendance at Board or committee meetings in 2004; however, such compensation may be considered at some future date. Under his employment agreement with the Company, Mr. Jernigan received $34,500 in 2004, and is entitled to receive $38,000 in 2005, and a term life insurance policy in the amount of $100,000, for service as Chairman of the Boards of Directors of the Company and the Bank. He has previously been granted options to purchase 2,500 shares of common stock at an exercise price of $10.00 per share under his agreement. He is also entitled to receive cash bonuses and additional grants of options as determined by the Board of Directors. The term of Mr. Jernigan's employment agreement expires on August 15, 2009. If the agreement is terminated by the Company without cause, the Company will continue to pay his annual compensation and benefits as severance compensation for a period of 12 months. In the event of any change in control (as defined) of the Company, Mr. Jernigan may continue his employment, execute a new employment agreement on mutually agreeable terms or resign his employment. In the event that Mr. Jernigan resigns or is terminated within 12 months of the change in control, Mr. Jernigan will be entitled to the sum of twice the base salary and bonuses paid to him during the 12 months immediately preceding the change in control.

EXECUTIVE COMPENSATION

         The following table sets forth a comprehensive overview of the compensation for all executive officers of the Company who received total salary and bonus of $100,000 or more during the fiscal year ended December 31, 2004.

                                                                                       Long-term
                                                Annual Compensation               Compensation Awards
                                   ---------------------------------------------- --------------------
                                                                                      Securities          All Other
  Name and Principal Position         Year           Salary          Bonus        Underlying Options   Compensation($)
---------------------------------- -------------- --------------- --------------- -------------------- -----------------
Richard J. Morgan, President and       2004          $140,000           $0                -0-             $6,928(1)
Chief Executive Officer                2003          $139,848           $0                -0-             $6,928(1)
                                       2002          $135,000           $0                -0-             $6,928(1)

Lamont Thomas, Executive Vice          2004          $135,000           $0                -0-             $7,473(2)
President, Chief Operating             2003          $134,972           $0                -0-             $7,473(2)
Officer and Chief Financial            2002          $130,000           $0                -0-             $7,473(2)
Officer


(1) Represents insurance premium of $948 and car allowance of $5,980.
(2) Represents insurance premium of $1,493 and car allowance of $5,980.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                                 Number of Securities         Value of Unexercised
                                                                Underlying Unexercised            In-The-Money
                              Shares                             Options/Warrants at          Options/Warrants at
                            Acquired on                           December 31, 2004            December 31, 2004
         Name                Exercise       Value Realized    Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------  ----------------  ---------------   ---------------------------   -------------------------
Richard J. Morgan               --                --                  16,072/--                   $48,216/$--

Lamont Thomas                   --                --                  15,624/--                   $46,872/$--
------------------------

(1) Based on the $13.00 closing price on December 31, 2004.

         Employment Agreements. Mr. Morgan and Mr. Thomas each has an employment agreement with the Company pursuant to which they serve as President and Chief Executive Officer of the Bank, and Executive Vice President and Chief Operating Officer of the Bank, respectively.

         President's Employment Agreement. Under his employment agreement, Mr. Morgan is entitled to receive a 2005 base salary of $155,000 and a term life insurance policy in the amount of $300,000. He has previously been granted options to purchase 10,000 shares of common stock at an exercise price of $10.00 per share under his agreement. Mr. Morgan is also entitled to receive bonuses and additional grants of options as determined by the Board of Directors, and to participate in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Company. Mr. Morgan is also entitled to the use of a leased vehicle or a comparable vehicle allowance. The term of Mr. Morgan's employment agreement expires on August 15, 2009 unless sooner terminated. If the agreement is terminated by the Company without cause, the Company will continue to pay Mr. Morgan his annual compensation and benefits as severance compensation for a period of 12 months. In the event of any change in control (as defined) of the Company, Mr. Morgan may continue his employment, execute a new employment agreement on mutually agreeable terms or resign his employment. In the event that Mr. Morgan resigns or is terminated within 12 months of the change in control, Mr. Morgan will be entitled to the sum of twice the base salary and bonuses paid to him during the 12 months immediately preceding the change in control.

         Executive Vice President's Employment Agreement. Under his employment agreement, Mr. Thomas is entitled to receive a 2005 base salary of $150,000 and a term life insurance policy in the amount of $200,000. He has previously been granted options to purchase 7,500 shares of common stock at an exercise price of $10.00 per share under his agreement. Mr. Thomas is also entitled to receive bonuses and additional grants of options as determined by the Board of Directors, and to participate in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Company. Mr. Thomas is also entitled to the use of a leased vehicle or a comparable vehicle allowance. The term of Mr. Thomas' employment agreement expires on August 15, 2009 unless sooner terminated. If the agreement is terminated by the Company without cause, the Company will continue to pay Mr. Thomas his annual compensation and benefits as severance compensation for a period of 12 months. In the event of any change in control (as defined) of the Company, Mr. Thomas may continue his employment, execute a new employment agreement on mutually agreeable terms or resign his employment. In the event that Mr. Thomas resigns or is terminated within 12 months of the change in control, Mr. Thomas will be entitled to the sum of twice the base salary and bonuses paid to him during the 12 months immediately preceding the change in control.

         Employee Benefit Plans. The Bank provides a benefit program that includes health and dental insurance, life and long term and short-term disability insurance and a 401(k) plan under which the Company commenced in 2003 a 50% match of eligible employee contributions up to 6% of base salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans during 2004 to officers, directors and their related interests amounted to $6,316,028, representing approximately 93.2% of the Company's total shareholders' equity at December 31, 2004. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. On December 31, 2004, the aggregate amount of loans outstanding to officers, directors or their related interests was approximately $6,316,000. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss.

         During 2004, the Bank paid a computer consulting firm of which Mr. Watson, a director of the Bank, is a principal, $57,403 for computer equipment, software support and related services; and in 2003 paid $29,606 for similar services. During 2004, the Company and the Bank paid the law firm of which Mr. Jernigan, the Chairman of the Board of Directors, is a principal, $6,313 for legal services; and in 2003 paid $22,946 for similar services. During 2004, the Bank paid $113,710 for various group insurance benefits for which Mr. Watts, a director of the Bank, will ultimately receive commission compensation; and in 2003 paid $94,469 for similar services. The Company and Bank believe that the terms of these transactions were at least as favorable to the Company and Bank as could have been obtained from unaffiliated parties.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected Trice Geary & Myers, LLC independent public accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2005. Trice Geary & Myers LLC has audited the financial statements of the Company since its organization. Representatives of Trice Geary & Myers LLC are expected to be present at the meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF TRICE GEARY & MYERS LLC.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit Fees. During 2004, the aggregate amount of fees billed to the Company by Trice Geary & Myers LLC for services rendered by it for the audit of the Company's financial statements, assistance with review of S-2 registration statement filings, review of financial statements included in the Company's reports on Form 10-Q, and for services normally provided in connection with statutory and regulatory filings was $47,590. In 2003, Trice Gary & Myers LLC billed $37,000 for such services, excluding the S-2 registration statement services.

         Audit-Related Fees. During 2004, the aggregate amount of fees billed to the Company by Trice Geary & Myers LLC for assurance and consultation concerning financial accounting and reporting standards reasonably related to the performance of the audit services rendered by it was $2,505. In 2003, Trice Geary & Myers LLC billed $3,263 for such services.

         Tax Fees. During 2004, the aggregate amount of fees billed to the Company by Trice Geary & Myers LLC for tax compliance services was $2,000. In 2003, Trice Geary & Myers LLC billed $2,500 for such services.

         Other Fees. Trice Geary & Myers, LLC did not bill the Company any amounts for other services during 2004 or 2003.

         None of the engagements of Trice Geary & Myers, LLC to provide services other than audit services was made pursuant to the de minimus exception to the pre-approval requirement contained in the rules of the Securities and Exchange Commission and the Company's audit charter.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE MEETING OR ANY BENEFICIAL OWNER OF COMMON STOCK SOLICITED HEREBY, A COPY OF ITS 2004 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO CANDACE M. SPRINGMANN, CORPORATE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICES, 1804 WEST STREET, SUITE 200, ANNAPOLIS, MARYLAND 21401.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file. Section 16 was not applicable to the Company during 2004.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All shareholder proposals to be presented for consideration at the next annual meeting and to be included in the Company's proxy materials must be received by the Company no later than November 21, 2005. Shareholder proposals for nominations for election as director must be received by the Company no later than December 21, 2005. In order to be eligible for consideration at the next annual meeting of shareholders, the Company must receive notice of shareholder proposals for business other than the election of directors to be conducted at the annual meeting which are not proposed to be included in the Company's proxy materials not less than thirty and not more than ninety days before the date of the annual meeting, or if less than forty five days notice of the meeting is given, by the earlier of two days before the meeting and fifteen days after the notice of the meeting is mailed.

                                      By Order of the Board of Directors


                                      Candace M. Springmann, Corporate Secretary

March 21, 2005

                                                                      APPENDIX A

                           COMMERCEFIRST BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

GOALS AND OBJECTIVES

The primary function of the audit committee (herein referred to as the "Committee") is to oversee and report to the Board of Directors regarding the 1) integrity of the financial statements and accounting and financial reporting processes of CommerceFirst Bancorp, Inc. and its subsidiaries (the "Company"),
2) the Company's compliance with legal and regulatory requirements, 3) the independent auditor's qualifications and independence 4) the performance of the Company's internal audit function and independent accountants; and perform the other duties of the Committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, or the listing standards of The NASDAQ Stock Market, Inc. or other securities exchange or market on which the Company's securities are listed or eligible for trading ("Listing Standards").

While the Committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits or for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent accountants, rather than the Committee. The Committee also is not responsible for ensuring compliance with laws or regulations.

GENERAL RESPONSIBILITIES

   o It is the responsibility of the Committee to maintain open avenues of communication among the internal auditors, the independent accountants, the board of directors and management.

   o The Committee will meet at least four times each year or more frequently if appropriate. The Committee chairman has the power to call a Committee meeting whenever he thinks there is a need. An audit Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

   o The Committee shall establish procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

   o The Committee shall regularly report on its activities to the Board and shall provide the Board with such information as the Board may request, and shall make such recommendations as the Committee shall deem appropriate.

   o The Committee shall fulfill such other duties and responsibilities as are required by applicable law, the regulations of the Securities and Exchange Commission ("SEC"), or the Listing Standards, and as assigned to the Committee from time to time by the Board.

MEMBERSHIP

   o The Committee shall consist of three or more independent directors, appointed by the Board on an annual basis. In determining the independence of members of the Committee, the Board shall meet current standards of independence established for service on the audit committee by applicable law, the regulations of the SEC, the Listing Standards and the Federal Deposit Insurance Corporation. At a minimum, all Committee members shall have (a) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, cash flow statement, and key performance indicators; (b) the ability to understand key business and financial risks, related controls and control processes. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall have past employment in finance or accounting, professional certification in accounting or other comparable experience or background which causes such member to be financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING THE INTERNAL AUDITOR

   o The Committee shall be solely responsible for: (a) the appointment, compensation, retention and oversight (including resolution of disagreements between management and the independent accountants regarding financial reporting) and termination of the Company's independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review and attest services, who shall report directly to the Committee, (b) the approval, before such engagement commences, of all audit, review and attest engagements of the independent accountants; and (c) the approval, before such engagement commences, of all non-audit service engagements of the independent accountants.

   o The Committee shall be solely responsible for determining and approving fees and other terms for engagements.

   o Notwithstanding the foregoing, the Committee shall not approve any non-audit service engagement where the provision of such service by the independent accountants is prohibited by applicable law, the regulations of the SEC or the Listing Standards, and the independent auditor shall not provide any such prohibited service.

   o Notwithstanding the foregoing, pre-approval is not required with respect to the provision of non-audit services if: (a) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (c) the non-audit services are promptly brought to the attention of the Committee and approved by the Committee, or by one or more members of the Committee to whom authority to grant such approval has been delegated, prior to the completion of the audit.

   o The Committee may delegate the authority to grant such pre-approvals to one or more Committee members designated by the Committee, provided that any matters so pre-approved shall be presented to the full Committee at its next regular meeting.

   o The Committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the head of internal audit services.

   o The Committee will oversee the compliance with lead (or coordinating) and review partner and other rotation requirements by the independent auditor.

   o On an annual basis, the Committee shall receive from the independent accountants the written disclosures and letters required to be provided, and review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

   o The Committee will consider, in consultation with the independent accountant and internal audit, the audit scope and procedural plans made by internal audit services and the independent accountant. The Committee will review and discuss with internal audit services and the independent accountant their plans to coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

   o The Committee will listen to management and the independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

   o The Committee will ascertain that the independent accountant views the Committee as its client, that it will be available to the full board of directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

   o The Committee will discuss with management, the internal auditor and the independent accountant significant risks and exposures and will assess management's steps to minimize them.

   o The Committee will review the following with the independent accountant, the internal auditor and management:

         a. The adequacy of the bank's internal controls, including computerized information system controls and security; and the resolution of identified material weaknesses and reportable conditions in internal controls;

         b. Any fraud that involves management or other employees who have a significant role in the Company's internal controls;

         c. Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them;

         d. All critical accounting policies and practices and any other material components of the Company's financial statements involving management's judgment or estimates, and about the quality of accounting principals and the clarity of financial disclosure practices used or proposed to be used by the Company;

         e. The alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use thereof, and the treatment preferred by the independent accountants, as well as any required or suggested changes in auditing or accounting practices or principles;

         f. Material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities or others that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources of significant components of revenue or expenses;

         g. Any material changes in accounting policies or practices and the impact thereof on the Company's financial statements;

         h. The annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;

         i. Any report or recommendations of the independent accountants; j. Anything else about the audit procedures or findings that GAAP requires the accountants to discuss with the Committee.

         k. Disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls;

         l. Any difficulties or disputes encountered with management while conducting audits, including any restrictions on the scope of their work or access to required information.

   o The Committee will review annual filings with the SEC and other published documents containing the Company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements. The Committee shall discuss earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analyst and rating agencies. Such matters may be discussed generally (e.g., types of information and presentations) and need not include specific releases or guidance.

   o The Committee will determine that the quarterly financial statements have been reviewed by the independent accountants in accordance with SAS 100 before those interim statements are released to the public or filed with the SEC.

   o The Committee shall prepare a report for inclusion in the proxy statement that describes the Committee's composition and responsibilities, and how they were discharged, including a statement regarding their review and discussion of the annual financial statements, review of the independence of the independent accountants, and discussions with the independent accountants, and a statement that based on the foregoing, the Committee recommended that the annual financial statements be included in the Company's annual report on Form10-K.

PERIODIC RESPONSIBILITIES

   o On an on-going basis, the Committee shall conduct an appropriate review of all related party transactions for potential conflicts of interest and all such transactions shall be approved by the Committee to the extent required by applicable law.

   o In performing its duties hereunder, the Committee shall have the authority to conduct or authorize investigations, to retain and terminate such outside legal, accounting or other advisors as it shall deem necessary, without seeking further approval of the Board of Directors, and the Company shall provide for appropriate funding therefore. The Committee may utilize, consult with and engage the members and resources of CommerceFirst Bank in the discharge of their duties.

   o The Committee shall, to the extent is determines appropriate, review from time to time the expenses of the senior officers (and, if it so desires, any other officers) of the Company charged to the Company and any transactions between the Company and any of its subsidiaries.

   o Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

   o Meet with the internal auditor, the independent accountant and management in separate executive sessions to discuss any matters that warrant Committee attention

   o The Committee shall review and assess at least annually its performance, and the adequacy of this Charter in light of applicable law and the rules of the SEC and the Listing Standards.

   o The Committee shall discuss the Company's policies with respect to risk assessment and risk management, including legal and ethical compliance programs.

   o Assess the continued adequacy of the Audit Services Charter as well as the responsibilities, budget and staffing of the internal audit services function.


February 3, 2005

                                                                      APPENDIX B

                           COMMERCEFIRST BANCORP, INC.
                           NOMINATIONS PROCESS CHARTER

         In order that the broadest viewpoints and perspectives may be brought into the evaluation of sitting directors, the decision whether to invite new directors and the determination and evaluation of potential candidates for nomination as director, the responsibility for identifying, evaluating and designating persons to stand for nomination or election as members of the Board of Directors of the Company shall reside collectively in all of the members of the Board of Directors who are "independent directors" as defined in Rule 4200(a)(15) of The Nasdaq Stock Market, Inc. (or successor rule or the listing standards of any other securities exchange or market on which the Company's securities are listed or eligible for trading), and who are otherwise independent for purposes of such duties under other applicable law and regulation. Such directors are referred to in this Charter as the "Nominating Directors".

         In its determination of whether or not to recommend a director for nomination, the Nominating Directors should consider whether or not such director meets the minimum criteria for board membership based upon the individual's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding company issues. The Nominating Directors should also review any special expertise, for example, expertise that qualifies a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience, the candidate's record, if any, of past service as a director of the Company, and may consider additional factors it deems appropriate.

         The Nominating Directors shall meet at such times as are established by the full Board of Directors or the Nominating Directors.

         The Nominating Directors may consider director candidates nominated by shareholders, other directors, officers, employees or other sources. In general, the Nominating Directors need consider such nominees only during such times as the Company is actively considering obtaining new directors, but the Nominating Directors shall have discretion to consider and evaluate any candidate at any time.

         Candidates recommended by shareholders should be evaluated based on the same criteria as other candidates. Shareholders desiring to suggest a candidate for consideration should send a letter to the Company's Secretary and include:
(a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

         The Nominating Directors may establish reasonable rules for the conduct of meetings, subject to the requirements of this charter. In the absence of such rules, the Nominating Directors shall conduct business in accordance with the same rules and standards utilized by the full Board of Directors. The Nominating Directors may meet by conference call or in person, and also may act by unanimous consent. A majority of the Nominating Directors constitutes a quorum. Minutes of meeting of the Nominating Directors shall be kept in the same manner as minutes of the full Board of Directors.

                                 REVOCABLE PROXY
                           COMMERCEFIRST BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints Tina Marie Jernigan and Gloria J. Mishou, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of CommerceFirst Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on April 20, 2005 and at any adjournment or postponement of the meeting.

ELECTION OF DIRECTORS

       / /       FOR all nominees listed below

       / /       WITHHOLD AUTHORITY to vote for all nominees listed below

       / /       FOR all nominees, except as noted

       Nominees: Milton D. Jernigan, II; John J. Barron; John A. Richardson, Sr.

       (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

       -------------------------------------------------------------------------

RATIFICATION OF INDEPENDENT AUDITORS

       / / FOR   / / AGAINST  / / ABSTAIN on the ratification of the appointment of Trice Geary & Myers LLC as the Company's independent auditors for the year ended December 31, 2005.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above, and FOR the ratification of Trice Geary & Myers LLC. IN ADDITION, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDER(S) UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.


Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.


                                       -----------------------------------------
                                       Signature of Shareholder


                                       -----------------------------------------
                                       Signature of Shareholder

                                       Dated:                             , 2005
                                              ----------------------------


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

         / / PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.